UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 20, 2022

Esperion Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35986	26-1870780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3891 Ranchero Drive, Suite 150
Ann Arbor, MI
(Address of principal executive offices)

48108
(Zip Code)

Registrant’s telephone number, including area code: (734) 887-3903

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ESPR	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Esperion Therapeutics, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) on September 20, 2022. As of August 2, 2022, the record date for the Special Meeting, there were 66,551,580 outstanding shares of the Company’s common stock. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on August 18, 2022: (i) the approval of the ratification of the prior filing and effectiveness of the certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 26, 2022 and the increase in the number of shares of our authorized common stock, par value $0.001 per share, effected thereby (“Proposal 1”), and (ii) the approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 (“Proposal 2”).

The Company’s stockholders approved Proposal 1. The votes cast at the Special Meeting on Proposal 1 and the number of abstentions and broker non-votes with respect to Proposal 1 were as follows:

For	Against	Abstain	Broker Non-Votes
44,546,501	2,232,554	78,157	0
The Company’s stockholders approved Proposal 2. The votes cast at the Special Meeting on Proposal 2 and the number of abstentions and broker non-votes with respect to Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Votes
43,316,500	3,468,696	72,016	0
No other matters were submitted to or voted on by the Company’s stockholders at the Special Meeting.
Item 9.01. Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Validation dated September 20, 2022 relating to Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the registrant dated May 26, 2022 (filed herewith)
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2022	Esperion Therapeutics, Inc.

	By:	/s/ Sheldon L. Koenig
Sheldon L. Koenig
President and Chief Executive Officer